UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 26, 2008

DEL GLOBAL TECHNOLOGIES CORP.
(Exact name of registrant as specified in its charter)

New York	0-3319	13-1784308
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11550 West King Street, Franklin Park, IL		60131
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (847) 288-7000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                      Entry Into a Material Definitive Agreement.

On November 26, 2008, Del Global Technologies Corp. (the “Company”) announced that its Board of Directors had authorized the repurchase of up to 2,424,616 shares, or approximately 10%, of the Company’s outstanding shares of common stock.  A copy of the press release announcing the stock repurchase program is attached hereto as Exhibit 99.1 and incorporated herein by reference.

On November 26, 2008, in connection with the share repurchase program authorized by the Board of Directors, the Company entered into a Rule 10b5-1 sales trading plan agreement with Mutual Securities, Inc. (the “Trading Plan Agreement”) which is effective from and including November 26, 2008 through November 25, 2009, unless earlier terminated. A copy of the Trading Plan Agreement is attached hereto as Exhibit 10.1 and is incorporated by reference herein.

On November 26, 2008, Del Global Technologies Corp. (the “Company”) entered into an amendment (the “First Amendment to Rights Agreement”) to the Rights Agreement dated as of January 22, 2007, between the Company and Continental Stock Transfer & Trust Company, as the rights agent (the “Rights Agreement”).

Pursuant to the First Amendment to Rights Agreement, the definition of an “Acquiring Person” set forth in Section 1(a) of the Rights Agreement has been amended to provide that a person shall not be deemed to have become an “Acquiring Person” solely as a result of the acquisition of shares of common stock of the Company by the Company, that by reducing the number of shares of common stock outstanding, increases the percentage of shares beneficially owned by such person.

The above description of the First Amendment to Rights Agreement is qualified in its entirety by reference to the First Amendment to Rights Agreement, a copy of which is attached to this Current Report on Form 8-k as Exhibit 4.1 and is incorporated herein by reference. Other than as set forth in the First Amendment to Rights Agreement, all other terms and conditions of the Rights Agreement remain unchanged and in full force and effect.

Item 3.03                      Material Modification to Rights of Security Holders.

The information set forth under Item 1.01 above is incorporated by reference into this Item 3.03.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description

4.1	First Amendment to Rights Agreement dated as of November 26, 2008 by and between Del Global Technologies Corp. and Continental Stock Transfer & Trust Company, as rights agent.

10.1	Sales Trading Plan Agreement, dated November 26, 2008 between Del Global Technologies Corp. and Mutual Securities, Inc.

99.1	Press Release dated November 26, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DEL GLOBAL TECHNOLOGIES CORP.
(Registrant)

Date: November 26, 2008	By:	/s/ Mark A. Zorko
Mark A. Zorko Chief Financial Officer

EXHIBIT INDEX

Exhibit No.                                           Description

4.1	First Amendment to Rights Agreement dated as of November 26, 2008 by and between Del Global Technologies Corp. and Continental Stock Transfer & Trust Company, as rights agent.

10.1	Sales Trading Plan Agreement, dated November 26, 2008 between Del Global Technologies Corp. and Mutual Securities, Inc.

99.1	Press Release dated November 26, 2008